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EXHIBIT 99.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      In connection with the Quarterly Report of TeamStaff, Inc (the Company) on Form 10-Q/A Amendment No. 1 for the period ending December 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, being, Donald W. Kappauf, Chief Executive Officer of the Company, and Gerard A. Romano, Controller of the Company, respectfully, certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: May 15, 2003


/s/ Donald W. Kappauf                                 /s/ Gerard A. Romano
-----------------------                               --------------------------
Chief Executive Officer                               Corporate Controller



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